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                                                                   EXHIBIT 10.29

                                JOINDER AGREEMENT

         THIS JOINDER AGREEMENT ("AGREEMENT") dated as of January 28,2004 is made and entered into by and among Big 5 Corp., a Delaware corporation ("EXISTING BORROWER"), and New Borrower (defined below), on the one hand, and the financial institutions identified as "Lenders" on the signature pages hereof (such lenders, together with their respective successors and assigns, are collectively "LENDERS"), and The CIT Group/Business Credit, Inc., a New York corporation (in its capacity as agent for Lenders, "AGENT"), on the other hand. Initially capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Financing Agreement (defined below).

                                    RECITALS:

         A. Existing Borrower, Agent and Lenders have previously entered into that certain Amended and Restated Financing Agreement, dated as of March 20, 2003 (the "FINANCING AGREEMENT"; the Financing Agreement and the documents, instruments and agreements executed in connection therewith are collectively "FINANCING DOCUMENTS"), pursuant to which, subject to the terms and conditions set forth therein, Lenders acting through Agent have made certain credit facilities available to Existing Borrower;

         B. Existing Borrower has previously formed a new Subsidiary, Big 5 Services Corp., a Virginia corporation ("NEW BORROWER"), which will own and operate Existing Borrower's gift card services business. In connection therewith, Existing Borrower has transferred certain assets and liabilities related to the gift cards services business to, and entered into certain intercompany agreements with, New Borrower in order to effectuate the transfer of the gift card operations (such transactions are collectively referred to as the "RESTRUCTURE");

         C. In connection with the Restructure, Existing Borrower has requested that Agent and Lenders permit New Borrower to be added and joined as an additional borrower and obligor under the Financing Documents and, subject to the terms and conditions set forth herein, Agent and Lenders have agreed to permit such addition; and

         D. Existing Borrower, New Borrower, Lenders and Agent desire to enter into this Agreement in order to provide for the joinder of New Borrower as a co-borrower and co-obligor under the Financing Documents.

                                   AGREEMENT:

         NOW, THEREFORE, In consideration of the foregoing premises, the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Joinder. New Borrower hereby agrees as follows in favor of Agent and Lenders:

                  (a) Effective as of the date hereof, New Borrower hereby agrees to become a borrower and obligor under, and to bind itself to, the Financing Agreement and each other Financing Document to which Existing Borrower is bound as of the date hereof, and, in such capacity, to

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jointly and severally assume and bind itself to all debts, liabilities and obligations of Existing Borrower thereunder (including, without limitation, all Obligations).

                  (b) In furtherance but without limitation of the foregoing, as security for the prompt payment in full of all Obligations, New Borrower hereby pledges and grants to Agent on behalf of Lenders a continuing general lien upon, and security interest in, all of its Collateral. To facilitate the foregoing grant of a security interest, New Borrower agrees to execute (and, if required by Agent, acknowledge) and deliver to Agent such instruments and agreements as Agent may reasonably require in connection herewith, including, without limitation, UCC-1 financing statements, collateral assignments, legal opinions, resolutions, incumbency certificates, good standing certificates, qualifications to do business and other, related documents, instruments, certificates or agreements as Agent may reasonably request to give effect to this joinder of New Borrower as a borrower and obligor under the Financing Documents.

                  (c) To induce Agent and Lenders to accept New Borrower as a borrower and obligor under the Financing Documents, New Borrower hereby agrees to and makes each and every representation and warranty made in the Financing Agreement and the other Financing Documents in respect of Existing Borrower generally, as fully and completely as if New Borrower were an original party thereto (except to the extent that such representations and warranties relate solely to an earlier date).

         2. Conditions to the Effectiveness of this Agreement. This Agreement shall not become effective unless and until Agent shall have received each of the documents and other items listed on Schedule 1 attached hereto, each to be in form and substance reasonably satisfactory to Agent and its counsel, and, as applicable, duly executed and delivered by the party or parties thereto.

         3. Intercompany Transactions and Stand-Alone Covenants. The parties hereto acknowledge and agree that the intent and purpose of this Agreement is (i) to permit New Borrower to have access to the borrowing capacity of Existing Borrower under the Financing Agreement; (ii) to secure the payment and performance of the Obligations arising under the Financing Documents with all of New Borrower's Collateral; and (iii) to permit New Borrower and Existing Borrower to enter into or engage in transactions, relationships and agreements with each other that might otherwise be restricted by the terms and provisions of the Financing Documents. It is not the purpose and intent of this Agreement that New Borrower be required or obligated to maintain or comply with, on a stand-alone basis, any particular financial covenants (i.e., Existing Borrower and New Borrower, for purposes of the Financing Documents only, shall be deemed to be one entity). This Agreement and the Financing Documents shall be construed in light of these intents and purposes. In furtherance of this,

                  (a) Provisions of the Financing Documents which limit, condition or restrict in any manner the ability of Existing Borrower and New Borrower to engage in any activity, including, but not limited to the negative covenants provided for in Section 6.10 or 6.15 of the Financing Agreement, shall not be deemed to limit, condition or restrict in any manner any transactions, agreements or relationships solely as between Existing Borrower and New Borrower, including, but not limited to, the incurrence of Indebtedness, the payment of dividends or the making of distributions, and the making of advances, loans or investments;

                  (b) Any provision of the Financing Documents which, prior to the execution and delivery of this Agreement, required Existing Borrower, either alone or on a consolidated basis with

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its Subsidiaries, to maintain certain financial covenants (e.g., Section 6.9 of the Financing Agreement) or to provide financial statements to the Agent or the Lenders (e.g., Section 6.8 of the Financing Agreement), shall not be construed to apply to New Borrower as a stand-alone entity, so long as New Borrower is and continues to be a part of the consolidated group which includes Existing Borrower;

                  (c) Any provision of the Financing Documents which refers to the "Company and its Subsidiaries" shall not be construed to apply to New Borrower other than as a Subsidiary of Existing Borrower; and

                  (d) New Borrower shall be entitled to obtain borrowings under the Financing Agreement at any time that Existing Borrower would otherwise be able to obtain such borrowings.

         4.       Miscellaneous.

                  (a) Effect of Agreement. Except as specifically set forth to the contrary in Section 3 hereof, all references to the "Company" in the Financing Agreement and the other Financing Documents shall be deemed to include New Borrower with the same force and effect as if New Borrower were an original signatory thereto. The Financing Agreement and Financing Documents shall be read in conjunction with this Agreement. This Agreement shall be considered a Financing Document.

                  (b) Reaffirmation of Representations and Warranties. Existing Borrower hereby ratifies and reaffirms all of the representations and warranties set forth in the Financing Agreement and the other Financing Documents, except to the extent that such representations and warranties relate to an earlier date.

                  (c) Ratification. Existing Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Financing Agreement and the Financing Documents effective as of the date hereof. In connection with the foregoing, nothing set forth in this Agreement shall be deemed to be a waiver, consent, or modification of any other term or condition of the Financing Documents with respect to Existing Borrower's duties and obligations hereunder.

                  (d) Estoppel. To induce Agent and Lenders to enter into this Agreement, Existing Borrower hereby acknowledges and agrees that, as of the date hereof, no Default or Event of Default has occurred and is continuing and, in addition, there exists no right of offset, defense, counterclaim or objection in favor of Existing Borrower in respect to any Obligations.

                  (e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California and all applicable federal laws of the United States of America.

                  (f) Reaffirmation of Guarantor. By its execution below, Guarantor hereby confirms that its guaranty executed and delivered in connection with the Financing Agreement remains in full force and effect.

                  (g) Costs and Expenses. Existing Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of Agent in connection with the preparation, execution, delivery and enforcement of this Agreement and all other agreements and instruments executed in

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connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's counsel and the cost of any searches respecting New Borrower or its assets.

                  (h) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, including by facsimile signature, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart of this Agreement by each of the parties hereto.

   [the remainder of this page left blank intentionally; signatures to follow]

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       IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                       AGENT:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       a New York corporation

                                       By: /s/ Adrian Avalos
                                           -------------------------------
                                       Name: Adrian Avalos
                                       Title: Vice President

                                       S-1
                               Joinder Agreement

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                                       EXISTING BORROWER:

                                       BIG 5 CORP.,
                                       a Delaware corporation

                                       By: /s/ Charles P. Kirk
                                           ----------------------------
                                       Name: Charles P. Kirk
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                       NEW BORROWER:

                                       BIG 5 SERVICES CORP.,
                                       a Virginia corporation

                                       By: /s/ Charles P. Kirk
                                          --------------------
                                       Name: Charles P. Kirk
                                       Title: Senior Vice President and
                                              Chief Financial Officer
                                       GUARANTOR:

                                       BIG 5 SPORTING GOODS CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Charles P. Kirk
                                           ------------------------
                                       Name: Charles P. Kirk
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                       LENDERS:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By: /s/ Adrian Avalos
                                           --------------------------------
                                       Name: Adrian Avalos
                                       Title: Vice President

                                       S-2
                                Joinder Agreement

                                       FLEET CAPITAL CORPORATION

                                       By: /s/ MATTHEW R. VAN STEENHUYSE
                                           -------------------------------
                                       Name: MATTHEW R. VAN STEENHUYSE
                                       Title: SENIOR VICE PRESIDENT

                                       BANK OF AMERICA, N.A.

                                       By /s/ Stephen King
                                          --------------------------
                                       Name: Stephen King
                                       Title: Vice President

                                       TRANSAMERICA BUSINESS CAPITAL
                                       CORPORATION

                                       By: [ILLEGIBLE]
                                          ---------------------------------
                                       Name: [ILLEGIBLE]
                                       Title: [ILLEGIBLE]

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/ Mark A. Tito
                                           ------------------------------
                                       Name: Mark A. Tito
                                       Title: Vice President

                                       S-3
                                Joinder Agreement

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                                   SCHEDULE 1

- That certain Co-Obligor Agreement, dated as of January 28, 2004, by and between Existing Borrower and New Borrower;

-        UCC-1 Financing Statements) duly prepared and delivered by New
         Borrower;

- Certificate of the Secretary of New Borrower certifying to the following: (1) a copy of resolutions of the board of directors of New Borrower authorizing the execution, delivery and performance of this Agreement, the Co-Obligor Agreement, the other Financing Documents, and the transactions contemplated thereby, and such other documents relating thereto as the Agent reasonably may request; (2) a certified copy of the articles of incorporation of New Borrower; (3) a certified copy of the by-laws of New Borrower; and (4) signature and incumbency certificates of New Borrower's officers who are authorized to execute this Agreement and the other Financing Documents to which New Borrower is to be a party;

- Certificate of Good Standing from New Borrower's jurisdiction of organization and the secretary of state of each jurisdiction in which New Borrower is qualified to do business, each dated a recent date prior to the date of this Agreement;

- Such opinions of counsel for New Borrower as the Agent shall reasonably request, such opinion to be in a form, scope, and substance reasonably satisfactory to Agent and its counsel; and

- New Borrower and Existing Borrower shall execute and deliver to the Agent for the benefit of the Lenders any and all other loan and security documents reasonably necessary to consummate the lending arrangement contemplated between the New Borrower and Existing Borrower, on the one hand, and the Lenders, on the other hand, including, without limitation, control agreements over any and all of New Borrower's deposit or security accounts.

                                   Schedule 1
                                Joinder Agreement